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                  PROSPECTUS SUPPLEMENT DATED JANUARY 18, 2005

         THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED JANUARY 14, 2005

               THIS SUPPLEMENT UPDATES THE FOLLOWING PROSPECTUSES

      HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA SHARES DATED MAY 1, 2004
                        AS SUPPLEMENTED OCTOBER 4, 2004

      HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IB SHARES DATED MAY 1, 2004
                        AS SUPPLEMENTED OCTOBER 4, 2004

      HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA SHARES DATED MAY 1, 2004
                        AS SUPPLEMENTED OCTOBER 4, 2004
         (INVESTMENT OPTIONS WITHIN FORTIS VARIABLE INSURANCE PRODUCTS)

                            EFFECTIVE MARCH 15, 2005

HARTFORD BOND HLS FUND--NAME CHANGE

    Effective March 15, 2005, the name of the Hartford Bond HLS Fund has been changed to the Hartford Total Return Bond HLS Fund. All references in the prospectus to "Hartford Bond HLS Fund" are deleted and replaced with "Hartford Total Return Bond HLS Fund."

HARTFORD BOND HLS FUND--OBJECTIVE CHANGE

    The paragraph under the section entitled Investment Goal is deleted and replaced with the following:

    Hartford Total Return Bond HLS Fund--Seeks competitive total return, with income as a secondary objective.

HARTFORD BOND HLS FUND--INVESTMENT STRATEGY CHANGE

    The second sentence in the second paragraph under the section entitled Principal Investment Strategy is deleted and replaced with the following:

    The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds".

    PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.